Supplement to the
Fidelity® Variable Insurance Products:
Bond Index Portfolio
Initial Class, Service Class, and Service Class 2
April 29, 2024
Summary Prospectus

Richard Munclinger no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Mark Lande (Co-Portfolio Manager) has managed the fund since 2024.
VUSB-SUSTK-0125-102 1.9900309.102	January 31, 2025